OTCQX - DVCR Investor Update As of December 31, 2020

OTCQX - DVCR Forward-looking statements made in this presentation involve a number of risks and uncertainties, but not limited to: Forward-Looking Statements 2  the outcome of proceedings alleging violations of state or Federal False Claims Acts  our ability to increase census and occupancy rates at our centers  our ability to successfully integrate the operations of new nursing centers, as well as successfully operate all of our centers  laws and regulations governing quality of care or other laws and regulations applicable to our business including HIPAA and laws governing reimbursement from government payers  government regulation, including changes in reimbursement and the impact of the Affordable Care Act  changes in occupancy rates in our centers  the impact of the recently adopted federal health care reform or any future healthcare reform  changes in anticipated revenue and cost growth and the anticipated results of operations  any increases in the cost of borrowing under our credit agreements  our ability to comply with covenants contained in those credit agreements  our ability to comply with the terms of our master lease agreements  our ability to successfully integrate the operations of new nursing cents, as well as successfully operate all of our centers  our ability to renew or extend our leases at or prior to the end of the existing lease terms  the accuracy of our estimate of our anticipated professional liability expense  the outcome of professional liability lawsuits and claims  our ability to control ultimate professional liability costs  the costs of investing in our business initiatives and development  our ability to control costs  the impact of future licensing surveys  the effect of changes in accounting policies  changing economic and competitive conditions  changes to our valuation of deferred tax assets  our ability to attract and retain qualified healthcare professions  Changes in governmental reimbursement, including the new Patient-Driven Payment Model

OTCQX - DVCR as well as other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors that could cause actual results to differ materially from those indicated in the forward-looking statements. Forward-Looking Statements – COVID-19 3  the potential adverse effect of the COVID-19 pandemic on the economy, our patients and residents and supply chain, including, changes in the occupancy of our centers, increased operation costs in addressing COVID-19, supply chain disruptions and uncertain demand, and the impact of any initiatives or programs that the Company may undertake to address financial and operations challenges faced by its patients served, the duration and severity of the COVID-19 pandemic and the extent and severity of the impact on the Company's patients and residents, actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting our centers, the impact of the CARES Act, the Paycheck Protection Program and Health Care Enhancement Act and any other COVID-19 relief aid adopted by governments or the implementation or modifications to such acts, including any obligation of the Company to repay any stimulus payments received under such relief aid, perceptions regarding the safety of senior living communities during and after the pandemic, changes in demand for senior living communities and our ability to adapt our sales and marketing efforts to meet the demand, changes in the acuity levels of our new residents, the disproportionate impact of COVID-19 on seniors generally and those residing in our communities, increased regulatory requirements, including unfunded mandatory testing, increased and enforcement actions resulting from COVID-19, including those that may limit our collection efforts for delinquent accounts and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or our response efforts

OTCQX - DVCR Non-GAAP Information This presentation contains certain non-GAAP financial measures, including, EBITDA, Adjusted EBITDA and Adjusted EBITDAR. EBITDA is a non-GAAP financial measure which consists of net (loss) income before interest, income taxes, depreciation and amortization and loss (income) from discontinued operations. Adjusted EBITDA, also a non-GAAP financial measure, is EBITDA adjusted for debt retirement costs. Adjusted EBITDAR is Adjusted EBITDA adjusted for rent expense. Our presentation of EBITDA, Adjusted EBITDA and Adjusted EBITDAR should not be construed as an implication that our future results will be unaffected by unusual or non-recurring items. The presentation of the non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in this presentation are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies. Diversicare believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. We have also presented Adjusted EBITDAR in this presentation because we believe it is useful to provide investors and other users of our financial statements this performance measure to align with how management assesses our results of operations. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in the attached Appendix to this presentation. 4

OTCQX - DVCR Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results Investment Highlights 5

OTCQX - DVCR 6 Company Overview • Mature Company • Provides a full spectrum of post-acute healthcare services • Robust operating platform capable of significant growth expansion

OTCQX - DVCR • Re-joined Diversicare as COO in 2020 • 25+ years of experience in the LTC industry • Previous senior leadership positions at: ‒ Consulate Health Care Services ‒ Diversicare 2013 – 2016 • Occupational Therapist • Licensed Nursing Home Administrator Executive Leadership • CEO since 2018. Joined Diversicare in 2012 as CFO. • 15+ Years of senior executive finance positions in the healthcare industry • Previous senior leadership positions at: ‒ NuscriptRX ‒ Take Care Health Systems ‒ I-TRAX, Inc. (CHD Meridian) Jay McKnight Chief Executive Officer Becky Bodie Chief Operating Officer 7 • Joined Diversicare as CFO in 2018 • 7+ years of experience in post acute healthcare • Previous senior leadership positions at: ‒ Compassus ‒ M*Modal • Public accounting and advisory at Arthur Andersen and Ernst & Young Kerry Massey Chief Financial Officer

OTCQX - DVCR NE CO OK LA IA IL KS (6) OH (4)IN (1) MO (3) AR TN (5) PA MS (9) AL (20) SC NC GA VA WV TX (13) 8 Diversicare at a Glance 2020 Q4 Patient Revenues $119.5M – 2019 Q4 Patient Revenues $120.9M; Other Operating Income related to Federal Stimulus and State Grants $9.1M 2020 Q4 Q4 2020 Adjusted EBITDAR of $18.5 million and EBITDA of $4.8 million Currently – 61 SNFs– 7,250 Licensed Skilled Nursing Beds – 8 States FL

OTCQX - DVCR 9 Company Profile  Publicly Traded Company since 1994  OTCQX Listed Company with symbol: DVCR  52 week trading range $0.75 – $4.25  Long Term Care provider  Headquartered in Brentwood, TN

OTCQX - DVCR Implemented an Electronic Medical Record (EMR) and Related, Integrated Platform Solutions Centralized Key Processes People – Processes – Resources Aligned Improved Risk Profile Completed – Company repositioned for growth Platform Development and Operational Improvements 10

OTCQX - DVCR 11 Long Term Care Industry Overview • Compelling Demographic Trends • Relative Low Cost of Care • Risks to the Industry and the Company

OTCQX - DVCR 12 Compelling Industry Demographics R is in g D e m a n d S ta b le S u p p ly Sources: AHCA, CMS OSCAR Data and US Census Bureau, US Administration on Aging 15,000 15,500 16,000 16,500 17,000 2000 2002 2004 2006 2008 2010 2012 2014 2016 Number of Skilled Nursing Facilities 0 20 40 60 80 100 1990 2000 2010 2020E 2030E 2040E 2050E 2060E Age 65+ Population (in millions)

OTCQX - DVCR 13 • Long term care spending continues to increase ‒ Medicare and Medicaid expenditures for SNFs expected to grow 57% from 2015 to 2025 ‒ Annual spending on older adults is expected to increase 250% by 2040 Sources: Medpac and US HHS Department Compelling Industry Demographics 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Medicare and Medicaid SNF Spending (in billions) Medicare Medicaid

OTCQX - DVCR 14 Relative Cost Per Case of Treatment Across Post-Acute Care Providers Sources: Medpac and US HHS Department $0 $20 $40 $60 $80 $100 $120 Stroke Hip Fracture Joint Replacement Respiratory w/ Vent Tracheotomy w/ Vent $8 $9 $11 $6 $10 $26 $34 $18 $17 $26 $75 $31 $45 $67 $115 SNF IRF LTAC SNFs are recognized as high quality, low cost provider of institutional post-acute care

OTCQX - DVCR Risks to the Industry and the Company A number of risks may impact the Industry in general and the Company in particular, including litigation risks and Government reimbursement/regulation risks. Litigation Risks include: • The provision of health care services results in numerous professional liability claims. As of December 31, 2020 the Company had 79 professional liability lawsuits pending against it, many of which are substantially self-insured; 36 of these lawsuits relate to centers we no longer operate. Thus, the Company has significant potential professional liability exposure. 15

OTCQX - DVCR Risks to the Industry and the Company Government Reimbursement Risks include: • In recent years, there have been initiatives on the federal and state levels for comprehensive reforms affecting the availability, payment and reimbursement of healthcare services in the United States. The Industry is subject to ongoing health care reform which is likely to continue to affect the provision of healthcare services and may require changes in the way the Company conducts its business. • The Industry, as well as the Company, is primarily dependent upon reimbursement from third-party payors, including the Medicare and Medicaid programs. Significant reductions in the reimbursements provided by these programs and other changes have been proposed that would, if implemented, negatively impact the Company’s net revenues, net income and cash flows. • The health care industry is subject to numerous laws and regulations of federal, state and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government health care program participation requirements, protection of patient health information, reimbursement for patient services, quality of patient care and Medicare and Medicaid fraud and abuse. The Company must comply with these increased regulations in order to qualify for reimbursement under Medicare and Medicaid Programs. 16

OTCQX - DVCR 17 Key Results and Outcomes • Improved Quality Measures • Improved patient mix and reimbursement rates • Improved operating and G&A leverage

OTCQX - DVCR Results for All Centers: 5 Star Quality Measures Relative to Peer Group 18 3.66 3.0 3.2 3.4 3.6 3.8 4.0 Overall QM Rating DVCR Industry For-Profit Not-For-Profit

OTCQX - DVCR

Results: Rate Increases Driven By Higher Acuity

- **Medicare rate growth driven by acuity**
- **29.3% Increase from FY10 Q3 to FY20 Q4**
- **3.1% CAGR**

Medicare Rate Per Day


$520
$500
$480
$460
$440
$420
$400
$380
$388
$502
Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20
Medicare Rate Per Day
RUGS IV Final Rule Impact

DIVERSICARE
HEALTHCARE SERVICES, INC.

19

OTCQX - DVCR

Results: Rate Increases Driven By Higher Acuity

- **Medicaid rates driven by acuity**
- **23.2% Increase from FY10 Q3 to FY20 Q4**
- **2.5% CAGR**


Medicaid Rate Per Day
$183
$185
$180
$175
$170
$165
$160
$155
$150
$145
$148
Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20
Medicaid Rate Per Day

DIVERSICARE HEALTHCARE SERVICES, INC.

20

OTCQX - DVCR Acquisitions are Accretive to earnings within a short term from acquisition date – the exceptions being development opportunities like new construction, major renovations, etc. Demonstrated Platform Scalability by successful integration of new facilities New Facility Integration, including EMR, implemented during the first quarter of operations at new facilities Results: Impact Of New Centers 21

OTCQX - DVCR Results: Revenue Impact of Acquisitions 22 • The revenue presented above was restated to exclude Kentucky centers and only represents current operations. • For the purposes of this chart, the “Legacy Revenue” represents all centers acquired and operated by the Company prior to the Golden Living acquisition which took place in the fourth quarter of 2016. - 20,000,000.00 40,000,000.00 60,000,000.00 80,000,000.00 100,000,000.00 120,000,000.00 140,000,000.00 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2' 20 Q3' 20 Q4' 20 Quarterly Revenue Legacy Revenue Golden Living and Park Place

OTCQX - DVCR Results: Revenue Growth and Operating Leverage • Continued Company-wide cost reduction efforts in place o Diligent vendor management and product selection criteria o Centralized purchasing functions drive consistency through all facilities o Revenue and operating expenses increased in the fourth quarter of 2016 due to the acquisition of 22 new centers 23 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $30 $50 $70 $90 $110 $130 $150 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Revenue and Facility-Level Operating Profit Revenue Operating Profit (%)

OTCQX - DVCR • Continued G&A efficiency efforts in place o Right-sized overhead structure for changes in portfolio o Centralized core functions to leverage skilled teams • Savings from G&A reductions funded strategic investments Results: G&A Leverage 24 A – G&A expenses increased in the third quarter of 2016 due to preparation for our acquisition activity of 22 centers in the fourth quarter. B – G&A expenses normalized for Q2 2018, excluding $1.2 million of executive severance related expenses. C – G&A expenses normalized in Q4 2020, excluding $0.5 million of legal costs associated with the debt refinance. 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 G&A Expense as a % of Revenue A B C

OTCQX - DVCR Results: Key Financial and Operating Statistics 25 Q4 2020 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Average Daily Census 4,896 4,890 5,221 5,602 5,656 Total Average Daily Census – Medicare & Managed Care 905 807 784 769 748 Skilled Mix % 18.5% 16.5% 15.0% 13.7% 13.2% Occupancy (Available Beds) 71.1% 70.2% 74.9% 80.4% 81.2% Medicare Rate Per Day $502.33 $503.75 $495.34 $487.01 $488.69 Medicaid Rate Per Day $182.93 $183.27 $181.52 $181.31 $180.25 Patient Revenue (Millions) $119.5 $118.0 $118.2 $120.0 $120.9 Other Operating Income (Millions) $9.1 $9.6 $5.1 - - *Facility Level Operating Profit $28.7 $28.8 $27.6 $25.1 $24.6 G&A % of Revenue 6.3% 5.5% 5.8% 5.6% 5.6% Net Income (Loss) $1.7 $2.8 $1.5 $(0.8) $(3.3) Adjusted EBITDAR $18.5 $20.2 $19.0 $16.6 $16.2 Adjusted EBITDA $5.0 $6.7 $5.5 $3.1 $2.7 * Includes Federal and State Grant stimulus classified as “Other Operating Income”

OTCQX - DVCR 26 Current Areas of Focus • COVID-19 pandemic recovery • Enhancing existing portfolio • Portfolio management • Growth through accretive acquisitions • Right sizing of platform through dispositions

OTCQX - DVCR • All centers have had COVID-19 cases in patients, residents, and team members • Patients served impact of ~13% decline from pre-pandemic levels is in line with nationwide industry experience • Federal and State support through stimulus and rate add-ons have provided critical support to the company through pandemic • Successful vaccination clinic program in partnership with CVS/Omnicare has resulted in significant reduction in active COVID-19 cases in our centers • See https://dvcr.com/our-response-to-covid-19/ for most recent information 27 COVID-19 Pandemic & Response

OTCQX - DVCR Focus on patients served census / return to pre-pandemic levels Continuous improvement of Quality Measures Improve skilled mix / provide high-acuity services Ongoing renovations of existing facilities Addition of complementary services Continue to Enhance Existing Portfolio 28

OTCQX - DVCR • Full Ownership Of Assets • Participate In Value Appreciation • Enhance Facility Ownership Fee-Simple Acquisitions • Minimal Capital Required • Leverage Turnaround Capabilities • Leverage Strong REIT Relationships Assumption of Long-Term Operating Leases 2010 Today 20% 25% 80% 75% Flexible Acquisition Structure Broadens Pipeline 29 Acquisition Types

OTCQX - DVCR 30 Summary • Improved operational and financial results • Attractive investment dynamics • Repositioned for the future

OTCQX - DVCR 31 Appendix